UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2012
SeaBright Holdings, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34204 (Commission File Number)	56-2393241 (IRS Employer Identification No.)

1501 4th Avenue, Suite 2600 Seattle, Washington 98101 (Address of Principal executive offices, including Zip Code)

206-269-8500 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 4, 2012, SeaBright Holdings, Inc. (the “Company”) issued a press release announcing that it has established a record date and a meeting date for the special meeting of its stockholders to consider and vote on a proposal to approve the adoption of the merger agreement, dated as of August 27, 2012, among Enstar Group Limited (“Enstar”), AML Acquisition, Corp., an indirect wholly owned subsidiary of Enstar, and the Company. A copy of the press release is being furnished as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on September 25, 2012. The Company and Enstar plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, the final proxy statement will be mailed to the Company's stockholders. Stockholders may obtain copies of all documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC's website at www.sec.gov. In addition, stockholders may obtain free copies of the documents by going to the Company's Investors website page at www.sbxhi.com/investors.html or by sending a written request to SeaBright Holdings, Inc., Attn: Investor Relations, 1501 4th Avenue, Suite 2600, Seattle, Washington 98101, or by calling Investor Relations at (206) 269-8500. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company's directors and executive officers is set forth in the Company's proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 12, 2012 and March 5, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction and any direct or indirect interests of the Company's executive officers and directors in the merger is contained in the preliminary proxy statement and will be contained in the definitive proxy statement that the Company intends to file with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABRIGHT HOLDINGS, INC.

	By:	/s/ John G. Pasqualetto
	Name:	John G. Pasqualetto
	Title:	Chairman, President and Chief Executive Officer
Date: October 4, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by SeaBright Holdings, Inc. on October 4, 2012.

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